SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2002

LECSTAR CORPORATION

____________________________________________

 (Exact name of registrant as specified in its charter)

Texas	33-95796	76-0406417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Circle 75 Parkway, Building D-4210 Atlanta, Georgia 30339-3025

________________________________________________

(Address of principal executive offices)

Registrant's telephone number, including area code: (404) 659-9500

Item 5.  Other Events

On April 1, 2001, LecStar Telecom, Inc a wholly owned subsidiary of LecStar Corporation (collectively “LecStar”) entered into a Migration Agreement with NuVox Communications, Inc. (“NuVox”) whereby NuVox has granted to LecStar the right to solicit NuVox’s residential telephone customers to receive LecStar’s telephone service, all in accordance with and subject to solicitation rights granted in the aforesaid Migration Agreement with NuVox agreeing not to grant similar solicitation rights to other parties.

The foregoing summarizes certain pertinent information contained in the aforesaid Migration Agreement but does not purport to be a complete summary of such Migration Agreement.  A copy of the Migration Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

4.1    Migration Agreement dated April 1, 2002, by and among LecStar Telecom, Inc. and NuVox Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LECSTAR CORPORATION

/s/ W. Dale Smith

W. Dale Smith, President

Date: April 18, 2002

EXHIBIT INDEX

Exhibit No.

Description

4.1

Migration Agreement dated April 1, 2002, by and among LecStar

Telecom, Inc. and NuVox Communications, Inc.

                                                                 Exhibit 4.1

MIGRATION AGREEMENT

April 1, 2002

Michael Britt

President and Chief Operating Officer

LecStar Telecom, Inc.

Suite 4210, Building D

4501 Circle 75 Parkway

Atlanta, Georgia 30339

Dear Mr. Britt:

This letter agreement is entered into between the undersigned parties, NuVox Communications, Inc. (“Seller”), and LecStar Telecom, Inc., a Georgia Corporation  (“Buyer”), as of the above date (this “Migration Agreement”), in connection with the transaction described herein (the “Migration”).

1.

Migration of Customers.  As a result of the intended strategic discontinuance of Seller’s residential resale service offering in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee (individually and collectively, the "BellSouth State(s)"), Seller will discontinue, as described herein, residential resale services to certain of its affected residential end users (the “Customers).

Attached hereto as Schedule 1 is a list providing certain information including but not limited to name, address, telephone number, service type, features and long distance carrier designation with respect to the Customers.  Within three business days following execution and delivery of this Migration Agreement, Seller agrees to deliver correspondence and letters of authorization  (“Joint Marketing Materials” as defined below in Section 2), for purposes of facilitating the Migration.  Following execution and delivery of this Migration Agreement and delivery of Joint Marketing Materials to the affected Customers, Seller will afford Buyer the right to solicit the residential resale services of the Customers, subject to the other terms of this Migration Agreement (the “Solicitation Right”) and, for all Customers that have not effectively migrated to Buyer services by executing an LOA and successfully provisioned on Buyer’s OSS or migrated to the service of an alternative provider, shall transfer any remaining Customers to Buyer as soon as practicable following the date of approval by the applicable public service commission or regulatory agency with regulatory authority over provision of telecommunications services in the BellSouth State in which such Customer is located (“Regulatory Approval Date”).   Seller agrees that it will not grant a similar solicitation right for the Customers identified on Schedule 1 attached hereto to any other party; provided, however, Seller shall not be deemed to be in breach of this covenant if a third party independently solicits any Customer without an introduction by Seller or if any given Customer contracts directly with a third party in its discretion.  Buyer agrees to use reasonable  efforts to actively solicit and migrate the Customers pursuant to this Migration Agreement.  For purposes hereof, the “Solicitation Period” shall commence on the date Seller advises Buyer, in writing, that Seller has provided the Joint Marketing Materials to its Customers and shall terminate at the close of business (New York time) on the business day immediately following the Regulatory Approval Date, as defined above, unless extended by the mutual agreement of the Parties.   As further consideration for that Solicitation Right, Buyer shall take such further actions and execute and deliver such other documents, at cost of Seller, as Seller shall reasonably request, including without limitation cooperating with Seller’s notice process to its Customers.

2.

Joint Marketing.   Commencing on the date of this Migration Agreement, Seller shall use reasonable efforts to persuade Customers designated by Buyer to subscribe to Buyer’s service(s).  In connection therewith, Seller shall transmit to Customers designated by Buyer, via United States mail, the Joint Marketing Materials which (i) meet the requirements of the Federal Communications Commission (“FCC”) and the applicable public service commission or regulatory agency with regulatory authority over provision of telecommunications services in the BellSouth State in which such Customer is located, (ii) states that Seller will cease provision of the residential resale service(s) following the Regulatory Approval Date, (iii) recommends Buyer as a source for services which are substantially functionally equivalent to the Seller service(s), and (iv) is accompanied by a letter of authorization ("LOA") which meets the requirements of the FCC and the applicable public service commission or regulatory agency with regulatory authority over provision of telecommunications services and which, when executed by such Customer, will authorize Buyer to act as Customer's agent to terminate such Customer's subscription to the Seller service(s) and to subscribe such Customer to Buyer service(s) which are substantially similar to the Seller service(s).  The form of such letters shall be subject to the approval of the Parties, which approval shall not be unreasonably withheld. In addition, upon Buyer's request, Seller shall also convey the information required pursuant to subsection (i) through (iv) to Customers via other methods of regular business communication between Seller and such Customers specified by Buyer, including without limitation inserts in billing statements or customer service contacts.

The form and content of any marketing solicitation communicated by either Party to the Customers which refers to the other Party (including, without limitation, outbound call scripts) shall be subject to the effected Party’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.  Each Party agrees not to misrepresent the other Party or its products or services, cast the other Party in a negative light in the course of its marketing efforts to the Customers in any market or suggest that the Parties are partners, agents of each other, joint venturers or affiliates in any way.

The form and content of any marketing announcements or press releases by either Party related or referring to this transaction shall be subject to the prior written approval of the other Party.

Each party hereby grants the other party a nonexclusive, royalty-free licenses to use, during the Transition Period, its name and marks solely for purposes of communicating to the Customers the Migration contemplated hereby.

The Parties agree to share equally all mutually agreed incremental costs incurred by the Parties in the performance of its joint marketing obligations. From time to time during the term of this Agreement, each Party shall, upon request, reimburse the other to the extent necessary to ensure that neither Party bears more than one-half of the total of all mutually agreed incremental expenses incurred by the Parties in the performance of the joint marketing obligations.

3.

Purchase Price.  Subject to the provisions of this Section 3, on the 20th day of each calendar month commencing on the 20th day of the first (1st) calendar month since the date of this Migration Agreement and, with respect to each Transferred Customer, but in no event to exceed nine months from the date of migration to the Buyer services and OSS for each Transferred Customer, Buyer shall pay to Seller for each Transferred Customer a Commission equal to $2.90 for nine months so that the maximum cash purchase price shall equal $26.00 for each Transferred Customer.  For purposes of this Migration Agreement, “Transferred Customer” shall mean any Customer successfully migrated to the services of Buyer.  As each Customer is effectively migrated to Buyer, Buyer shall fax to Seller, on a monthly basis, copies of documents indicating each Transferred Customer effectively migrated from the service of Seller to the services of Buyer (“Monthly Report”).  Buyer shall make payment to Seller for those Transferred Customers effectively migrated to Buyer as described herein (an amount equal to $2.90 multiplied by the number of Transferred Customers listed on the Monthly Report).

Seller shall have a right to contact the affected Customers in order to confirm whether or not any given Customer has been effectively migrated to Buyer.   Upon the reasonable request of Buyer, Seller agrees to issue a release, acceptable in form and content to Seller, authorizing Buyer to take other actions in furtherance of the Migration.  Buyer is responsible for any and all charges or expenses associated with its transition efforts, including, without limitation, any BellSouth imposed charges incurred as part of the technical migration of an affected Customer’s services.

4.

Transfer of Ownership of Customer Account Records.  Seller agrees that, in the event a Customer executes and returns an LOA to Buyer, all of Seller's right, title and interest in the Customer account and all Customer account record(s) associated with such Customer shall be transferred to Buyer upon Buyer's first provision of Buyer Service(s) to such Customer, and Seller shall deliver to Buyer, upon Buyer's request, copies of any such Customer account records in Seller's possession, custody or control.

5.

Regulatory Approval. Buyer shall apply for with any applicable state and federal regulatory authorities, and thereafter diligently pursue, any and all consents, orders, decrees or approvals necessary to authorize the transfer from Seller to Buyer all of Seller's right, title and interest in Customer accounts designated by Buyer from time to time (such consents, orders, decrees or approvals with respect to a given BellSouth State are collectively "Regulatory Approval(s)"). Seller agrees to cooperate with Buyer in, and provide timely, complete and accurate information requested or required by Buyer in connection with, any efforts to obtain any Regulatory Approval, including without limitation participating as a party in such applications or pursuit of Regulatory Approvals where required by applicable law.  Each Party shall have the right to review any documents to be submitted to any state and federal regulatory authorities by the other Party in connection with any efforts to obtain any Regulatory Approval, and neither Party shall transmit any such documents to any such state and federal regulatory authorities without the express consent of the other Party, which consent shall not be unreasonably withheld. The obligations of the Parties pursuant to this paragraph shall continue, with respect to each BellSouth State, until the last to occur of (i) the first date on which there are no Customers in such BellSouth State or (ii) the Regulatory Approval Date.

Seller agrees that, upon each grant of Regulatory Approval, all of Seller's right, title and interest in the Customer Accounts to which such Regulatory Approval pertained and all associated Customer Account Records (in whatever form or media embodied) shall automatically be transferred to Buyer, and Seller shall deliver to Buyer, upon Buyer's request, all copies of such Customer Account Records in Seller's possession, custody or control.

6.

Deposits. With respect to each Transferred Customer, Seller acknowledges and agrees that Seller bears sole responsibility for all security deposits attributable to such Transferred Customer in Seller's possession, custody or control, along with all interest accrued thereon, including without limitation any application of such deposit to amounts due from such Transferred Customer and any obligation to return such deposit and interest to such Transferred Customer.

7.

Withdrawal of Service Offerings. Seller agrees to apply for approval from the applicable federal and state regulatory authorities (to the extent such approval is required) to modify Seller's tariffs so as to eliminate from Seller's service offerings in each BellSouth State residential local exchange and interexchange product offerings except the Required Seller Service(s).  Seller shall take the foregoing action (i) with respect to each BellSouth State in connection with which all necessary Regulatory Approvals have been granted, immediately upon the last grant of such Regulatory Approvals, and Seller shall use best efforts to ensure that such modification(s) becomes effective within ninety (90) days of such last grant of such Regulatory Approvals applicable to such BellSouth State.

8.

Agreement Not to Compete.  For a period of eighteen months following the last Regulatory Approval Date, Seller shall not, within any  BellSouth State, either directly or indirectly, on its own behalf or in the service of or on behalf of others, provide to any Customer(s) any residential local exchange or interexchange telecommunications services (excluding non-voice Internet data services (specifically excluding Digital Subscriber Line services)) except for Required Seller Service(s).

9.

Confidentiality.  The Parties agree to keep confidential, and not to use or disclose, except to the extent required for each Party’s performance or exercise of its rights hereunder to any third party, any confidential or proprietary information of the other Party, including, without limitation, any Customer information or data, or pricing information, which that Party may discover or have access to in connection with the Migration.  Without limiting the foregoing, the Parties agree not to make use of or disclose to any third party (including for the marketing of Buyer’s or any other party’s services) any Customer identifying information or data relating to any Customers who are not effectively migrated  hereunder.

10.

Indemnity.  Buyer will indemnify and hold Seller harmless from any claim for broker or finders fees arising out of the transactions contemplated hereby by any person or entity claiming to have been engaged by the Buyer.  Seller will indemnify and hold Buyer harmless from any claim for broker or finders fees arising out of the transactions contemplated hereby by any person or entity claiming to have been engaged by the Seller.  Each Party shall bear its own expenses in connection with preparing for and consummating the transactions contemplated hereby.  Buyer agrees to indemnify Seller and hold it harmless from and against any and all damages, losses or claims arising from a breach by Buyer of this Migration Agreement or Buyer’s servicing of, or alleged failure to service, any Customer’s account from and after the any Regulatory Approval Date.  Seller agrees to indemnify Buyer and hold it harmless from and against any and all damages, losses, or claims arising from a breach by Seller of this Migration Agreement or Seller’s servicing of, or alleged failure to service, any Customer’s account prior to any Regulatory Approval Date.

11.

Termination of Solicitation Right.  Seller may suspend or terminate Buyer’s Solicitation Right with respect to any specified Customer upon written notice to Buyer in order to comply with the request of any applicable regulatory authority.  This Section 11 shall not otherwise limit or affect the other provisions of this Migration Agreement.

12.

Miscellaneous.  This Migration Agreement may be executed in counterparts, all of which taken together shall constitute one and the same document, and shall be effective upon the exchange, by facsimile or otherwise, of executed signature pages.  This Migration Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).  Nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this letter of intent.  This Migration Agreement shall expire upon  the final Regulatory Approval Date; provided, however, the parties’ respective obligations owing as of the date of expiration shall survive in accordance with their terms, including, without limitation, the parties’ respective indemnity obligations, confidentiality obligations and Buyer’s payment and reporting obligations hereunder.  The headings of the various sections of this Migration Agreement have been inserted for reference only and shall not be deemed to be a part of this letter.  No modification, amendment or waiver of any provision of this Migration Agreement shall be effective against the parties hereto unless such modification, amendment or waiver is approved in writing by each party.  The failure of any party to enforce any of the provisions of this Migration Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Migration Agreement in accordance with its terms.  No party may assign either this Migration Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of other party.  All notices given hereunder shall be made in writing, and shall be addressed to the parties at their respective addresses indicated above (or such other addresses as either party shall have advised the other of in writing) and shall be deemed received on the next business day, if sent via overnight delivery by a reputable overnight messenger, on the third business day, if sent via U.S. first-class mail, or upon receipt of electronic confirmation if sent via fax or e-mail, as the case may be.

If you are in agreement with the foregoing, please execute this Migration Agreement where indicated below and return a signed copy to us via facsimile transmission (864.331.1236), with original to follow via overnight courier.  In the event Seller does not receive a copy of this Migration Agreement, signed by Buyer, by 6:00 p.m., New York time, on April 1, 2002, the offer to contract on the terms set forth in this Migration Agreement shall expire and be of no further force or effect.

Very truly yours,

NuVox Communications, Inc.

By:

       Name:

       Title:

Accepted and Agreed to:

LecStar Telecom, Inc

By:

       Name:

       Title:

Schedule 1

Customers